UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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HERITAGE OAKS BANCORP

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HERITAGE OAKS BANCORP
545 12th Street
Paso Robles, California 93446

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 26, 2005
7:00 P.M.

TO THE SHAREHOLDERS OF HERITAGE OAKS BANCORP:

NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the 2005 Annual Meeting of Shareholders (the “Meeting”) of Heritage Oaks Bancorp (“Company”) will be held at the Company’s office at 545 12th Street, Paso Robles, California 93446 on Thursday, May 26, 2005 at 7:00 p.m. local time for the purpose of considering and voting on the following matters:

1.
Election of Directors. To elect eleven (11) persons to the Board of Directors of the Company to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons have been nominated by the Company for election:

Dr. B. R. Bryant	Donald H. Campbell
Kenneth L. Dewar	Mark C. Fugate
Dolores T. Lacey	Merle F. Miller
Michael J. Morris	Daniel J O’Hare
Alexander F. Simas	Ole K. Viborg
Lawrence P. Ward

2.	Approval of 2005 Equity Based Compensation Plan. To consider and vote on the Company’s 2005 Equity Based Compensation Plan.

3.	Ratification of Independent Accountants. To ratify the appointment of Vavrinek, Trine, Day & Co. LLP as the Company’s independent accountants for the 2005 fiscal year.

4.	Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Only those shareholders of record at the close of business on March 31, 2005 will be entitled to notice of and to vote at the Meeting.

In connection with nominations for directors, Section 2.8 of the Bylaws provides:

The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11 of this Article II, subject to the provisions of Sections 702 to 704, inclusive, of the Corporations Code of California (relating to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership). The shareholders' vote may be by voice or by ballot; provided, however. that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by California General Corporation Law or by the articles of incorporation.

At a shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected shall be elected.

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. IF YOU DO NOT ATTEND THE MEETING, YOU MAY REVOKE THE PROXY PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE CORPORATE SECRETARY IN WRITING TO THAT EFFECT OR BY FILING A LATER DATED PROXY.

IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

Dated: April 19, 2005	By order of the Board of Directors

Gwen R. Pelfrey
Secretary

Mailed to Stockholders
on or about April 19, 2005

HERITAGE OAKS BANCORP
PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is being furnished to the stockholders of Heritage Oaks Bancorp, a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held at 545 12th Street, Paso Robles, California on Thursday, May 26, 2005 at 7:00 p.m. local time (the "Meeting"). Only stockholders of record on March 31, 2005 (the "Record Date") will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to be voted 3,907,600 shares of its no par value Common Stock (the "Common Stock").

Stockholders are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate his or her votes. If any shareholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for stockholders or their proxies at the Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

Unless otherwise instructed, each valid proxy returned which is not revoked will be voted in the election of directors "FOR" the nominees of the Board of Directors, “FOR” approval of the 2005 Equity Based Compensation Plan, “FOR” the ratification of accountants, and, at the proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to postpone or adjourn the Meeting).

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company and its subsidiary, Heritage Oaks Bank (the “Bank”), may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

As of February 1, 2005, no individual known to the Company owned more than five percent (5%) of the outstanding shares of its Common Stock except as described below.

Name and Address1/ of Beneficial Owner	Amount and Nature of Beneficial Owner 2/	Percent of Class 3/

Dr. B. R. Bryant	292,955	7.67%

Merle F. Miller	222,271	5.82%

Ole K. Viborg	253,609	6.64%

Lawrence P. Ward	231,302	6.06%

1/	Except as otherwise indicated, the address for all persons listed is c/o Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.
2/	For information concerning the amount and nature of beneficial ownership, see “Security Ownership of Management.”
3/	Including shares of Common Stock subject to stock options exercisable within 60 days of the record date.

Security Ownership of Management

The following table sets forth information as of February 1, 2005, concerning the equity ownership of the Company's directors/nominees and the executive officers named in the Summary Compensation Table, and directors and executive officers1/ as a group. Unless otherwise indicated in the notes to the table below, each director and executive officer listed below possesses sole voting power and sole investment power for the shares of the Company's Common Stock listed below. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Company has only one class of shares outstanding, Common Stock.

Name and Address of Beneficial Owner 2/	Amount and Nature of Beneficial Owner 3/		Percent of Class 4/

Dr. B.R. Bryant	292,955	5/	7.67%
Donald H. Campbell	46,421	6/	1.22%
Kenneth L. Dewar	24,400	6/	*
Mark C. Fugate	56,031	6/	1.47%
Dolores T. Lacey	26,188	6/	*
Merle F. Miller	222,271	6/	5.82%
Michael J. Morris	19,148	7/	*
Daniel J. O'Hare	1,140	8/	*
Alexander F. Simas	15,133	6/	*
Ole K. Viborg	253,609	9/	6.64%
Lawrence P. Ward	231,302	10/	6.06%
Margaret Torres	27,563	6/	*
Gwen R. Pelfrey	40,532	6/	1.06%
Paul Tognazzini	39,880	6/	1.04%
All directors, nominees, and executive officers of the Company as a group of (14 persons)	1,122,180		29.39%

*   Less than 1%.
1/
As used throughout this Proxy Statement, the term “executive officer” means the President and Chief Executive Officer, the Executive Vice President and Chief Administrative Officer, Executive Vice President and Chief Lending Officer and the Executive Vice President and Chief Financial Officer. The Chairman of the Board, the Vice Chairman of the Board, the Corporate Secretary and the Company’s other officers are not treated as executive officers of the Company.

2/	The address for all persons listed is c/o Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.
3/
Except as otherwise noted, includes shares held by each person’s spouse (except where legally separated) and minor children; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.

4/	Includes shares of Common Stock subject to stock options exercisable within 60 days of record date.
5/
Includes 88,669 shares held as Trustee of Heritage Oaks Bancorp Employee Stock Ownership Plan. Dr. Bryant and Mr. Ward are co-trustees of the Stock Ownership Plan and under applicable rules the entire number of shares owned by such Plan is attributed to each of the trustees and the effect of the attributions rules results in the number of shares being double counted. Also, includes shares of Common Stock subject to stock options exercisable within 60 days of record date.

6/	Includes shares of Common Stock subject to stock options exercisable within 60 days of record date.
7/	Includes shares held as a trustee of Andre, Morris and Buttery 401K and includes shares of Common Stock subject to stock options exercisable within 60 days of record date.
8/	Includes shares held as a trustee of Glenn, Burdette, Phillips and Bryson Tax and Business Services, Inc. 401K
9/	Includes shares of Common Stock held by Mr. Viborg in Ole Viborg, Inc and in his family trust, also includes shares of Common Stock subject to stock options exercisable within 60 days of record date.
10/
Includes 88,669 shares held as Trustee of Heritage Oaks Bancorp Employee Stock Ownership Plan. Dr. Bryant and Mr. Ward are co-trustees of the Stock Ownership Plan and under applicable rules the entire number of shares owned by such Plan is attributed to each of the trustees. The effect of the attributions rules results in the number of shares being double counted. Also includes shares of Common Stock subject to stock options exercisable within 60 days of record date.

PROPOSAL NO. I
ELECTION OF DIRECTORS OF THE COMPANY

The number of directors authorized for election at the Meeting is eleven (11). Management has nominated the eleven (11) incumbent directors to serve as the Company's directors. Each director will hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

All proxies will be voted for the election of the eleven (11) nominees listed below recommended by the Board of Directors unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Abstentions and votes cast against nominees have no effect on the election of directors. If any of the nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

The following table sets forth certain information as of February 1, 2005 regarding information concerning its Directors and Executive Officers. The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a change in control of the Company. There is no family relationship between any of the directors or executive officers.

Name	Age	Position/Background
Dr. B.R. Bryant	72	Chairman of the Board of Directors of the Company and of the Bank since November 15, 1994, and 1982, respectively. Veterinarian; General Contractor dba B.R. Bryant Construction
Donald H. Campbell	63	Vice Chairman of the Board of Directors of the Company and of the Bank since November 15, 1994, and 1983, respectively. Owner, El Pomar Vineyard Service.
Kenneth L. Dewar	46	Director of the Company and of the Bank since August 27, 1998. President, J.B. Dewar, Inc. (wholesale petroleum distribution).
Mark C. Fugate	43	Director of the Company and the Bank since October 31, 2003. Real Estate Broker/Assistant Manager, Charter Brokerage Company.
Dolores T. Lacey	62	Director of the Company and of the Bank since January 23, 1997. Rancher and businesswoman.

Merle F. Miller	68	Director of the Company and of the Bank since November 15, 1994, and 1985, respectively. Rancher; Owner, Golden Hill Company (land sales and development).
Michael J. Morris	59	Director of the Company and of the Bank since January 26, 2001. Attorney, Chairman of the Board of the law firm of Andre, Morris & Buttery.
Daniel J O’Hare	41	Director of the Company and the Bank since November 19, 2004. Director and active tax advisor for Glenn, Burdette, Phillips and Bryson (accounting firm).
Alexander Simas	54	Director of the Company and of the Bank since October 31, 2003. Attorney and Partner of Kirk & Simas, a law firm.
Ole K. Viborg	73	Director of the Company since November 15, 1994, and former founding director of the Bank. Owner, Ole Viborg, Inc. (paving contractor).
Lawrence P. Ward	53
Director, President and Chief Executive Officer of the Company and of the Bank since November 15, 1994, and January 11, 1993, respectively. President, Chief Executive Officer and Director of Bank of Evergreen, Evergreen, Colorado, 1991-92, and Mountain Valley National Bank, Conifer, Colorado, 1986-92.

None of the Company's or the Bank's Directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose common stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

The following is a brief account of the business experience for a minimum of five years of each non-director executive officer in addition to their current positions.

Name	Position/Background
Gwen R. Pelfrey	Age: 53. Secretary of the Company and Secretary, Executive Vice President and Chief Administrative Officer of the Bank since November 15, 1994, and October 1987, respectively.
Paul Tognazzini	Age: 55. Executive Vice President/Chief Lending Officer 1990 to present.
Margaret Torres	Age: 54. Executive Vice President and Chief Financial Officer of the Company and the Bank since February, 1999.

CORPORATE GOVERNANCE

The Company has a strong commitment to good corporate governance and to the highest standards of ethical conduct.

Corporate Governance Guidelines

The Board of Directors’ Corporate Governance Guidelines, which include guidelines for determining director independence and reporting concerns to non-employee directors, are published on the Corporate Governance section of the Company’s website at www.heritageoaksbancorp.com . The Board regularly reviews corporate governance developments and modifies these Guidelines as warranted. Any modifications are reflected on the website.

Board of Directors

The business, property and affairs of the Company are managed under the direction of the Board of Directors. Members of the Board are kept informed of the Company’s business through discussions with the Company’s President and other officers and by reviewing materials provided to them.

Director Independence

It is the Board’s objective that at least a majority of the Board should consist of independent directors. For a director to be considered independent, the Board must determine that the director does not have any material relationship with the Company or the Bank and is otherwise an “independent director” within the meaning of the Nasdaq rules. The following ten directors (constituting 90% of the entire Board) satisfy the Corporate Governance Guidelines’ requirements for independence: Bryant, Campbell, Dewar, Fugate, Lacey, Miller, Morris, O’Hare, Simas and Viborg.

All members of the audit, the compensation and organization, and the nominating and governance committees must be independent directors. Members of the audit committee must also satisfy a Securities and Exchange Commission requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of our subsidiaries other than their director’s compensation. All members of the audit, compensation and organization, and nominating/corporate governance committees satisfy the relevant independence requirements.

Meetings and Attendance

Directors are expected to attend all Board meetings and meetings of committees on which they serve and each annual stockholders’ meeting. In 2004, 10 of the then 10 members of the Board attended our annual stockholders’ meeting.

During 2004, the Company’s Board held ten meetings. During 2004, each director attended at least seventy-five percent (75%) of all meetings of the Company’s Board and of meetings of the Company committees on which they served, with the exception of Daniel O’Hare who only began his Board service on November 19, 2004.

Meetings of Independent Directors

Nasdaq Marketplace Rule 4350(c)(2) requires that the independent directors have regularly scheduled meetings without any management directors present. In 2004, the independent directors met 2 times.

Communication with the Board of Directors

The ability of stockholders to communicate directly with the Board is an important feature of corporate governance and assists in the transparency of the Board’s operations. In furtherance of this interest, the Board has included in the Corporate Governance Guidelines a process by which a shareholder may communicate directly in writing to the Board. Please refer to Section IV. of the Guidelines for further information.

Director Nomination Process

The Nominating and Governance Committee is responsible for recommending for the Board’s selection the slate of director nominees for election to the Company’s Board and for filling vacancies occurring between annual meetings of stockholders.

This committee will consider shareholder recommendations for candidates for the Board. Recommendations can be made in accordance with Section I.C. of the Guidelines. The Committee’s non-exclusive list of criteria for Board members is set forth in Section I.A. of the Guidelines. The committee screens all potential candidates in the same manner regardless of source of the recommendation.

Code of Conduct

The Company expects all of the directors, officers (including our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer) and employees of the Company and the Bank to adhere to the highest standards of ethics and business conduct with each other, customers, stockholders and the communities they serve and to comply with all applicable laws, rules and regulations that govern our business. These principles have long been embodied in Heritage Oaks Bank’s various policies relating to director, officer and employee conduct including such subjects as employment policies, conflicts of interest, professional conduct, and protection of confidential information. During 2004, the Company’s Board adopted a comprehensive code of conduct reflecting these policies. This code of conduct is published on the Corporate Governance section of our website at www.heritageoaksbancorp.com . Any change to or waiver of the code of conduct (other than technical, administrative and other non-substantive changes) will be posted on the Company’s website or reported on a Form 8-K filed with the Securities and Exchange Commission. While the Board may consider a waiver for an executive officer or director, the Board does not expect to grant such waivers.

Committees of the Board of Directors

Among other committees, the Company has an audit, executive, nominating/corporate governance, and compensation and organization committees. The following describes for each of these four committees its current membership, the number of meetings held during 2004, and its function.

Audit. Directors Campbell (Chairman), Bryant, Miller, Simas, Lacey, O’Hare and Dewar.

This Committee met nine (9) times in 2004. Pursuant to its charter, the Audit Committee is a standing committee appointed annually by the Board of Directors. The Committee assists the Board of Directors in fulfilling its responsibility to the stockholders and depositors relating to the quality and integrity of the Company’s accounting systems, internal controls and financial-reporting processes, the identification and assessment of business risks and the adequacy of overall control environment within the Company. In so doing, they will:

•	Subject to shareholder ratification, appoint the Company’s independent accountants for the annual audit;

•	Pre-approve all audit or permitted non-audit services performed by the independent accountants;

•	Review recommendations and reports submitted by the regulatory agencies, the independent accountants, management, and the Internal Auditor;

•	Routinely report to the Board, the Committee’s activities and all matters of significance, making recommendations for change as deemed advisable;

•
Establish and maintain contact with the independent accountants and the Internal Auditor to satisfy themselves that audit coverage is adequate, appropriate programs are maintained, and activities are executed properly;

•	Discuss directly with management any issues of concern or interest to the Committee; and

•	Employ such resources in the performance of their duties, including access to separate legal counsel and external consultants, as the Committee deems necessary.

The Company is subject to the Securities and Exchange Commission and Nasdaq requirements for an “audit committee financial expert.” Our Board has determined that Daniel J. O’Hare is an “audit committee financial expert,” as defined by the SEC and Nasdaq rules.

A copy of the Audit Committee’s Charter as revised during 2003 was attached to last year’s proxy statement. A copy of the Audit Committee’s Report for the year-ended December 31, 2004 is attached as Appendix “A.”

Executive. Directors Bryant (Chairman), Ward, Morris and Fugate.

This Committee met zero (0) times in 2004.

This committee is empowered to meet and make any and all decisions on behalf of the entire board of directors of the Company between board meetings, except as restricted by law.

Nominating and Governance. Directors Morris (Chairman), Bryant, Fugate, Lacey and Miller.

This committee met one (1) time in 2004. The committee:

•	Reviews information assembled for the purpose of selecting candidates for nomination to membership on the Board;

•	Reviews the development and performs an annual review of the Company’s Corporate Governance Guidelines;

•	Reviews director compensation and benefits; and

•	Oversees the annual self-evaluations of the Board and its committees and makes recommendations to the Board concerning the structure and membership of the other Board committees .

Compensation Committee. Directors Lacey (Chairman), Campbell, Simas, Bryant and Dewar.

The committee met three (3) times in 2004. The Committee:

•	Establishes proper compensation for the President and the other executive officers of the Bank;

•	Provides oversight of management’s decisions regarding salary procedure for other senior officers and employees; and

•	Makes recommendations to the Board with respect to incentive compensation and equity-based plans.

A copy of the Compensation Committee’s Report for the year ended December 31, 2004 is attached as Appendix “B” to this proxy statement.

Compensation of Directors

Beginning in November 2003, director fees were paid by the Company. The Chairman of the Board of Directors was paid a retainer of $750 per month and all other non-employee directors received a retainer of $250 per month. The chairman of the Audit Committee received $750 for each regular committee meeting attended and all other committee members received $250 for each regular committee meeting attended. The total amount of fees paid to directors as retainers and for attendance at Board and committee meetings during 2004 was $31,600.

Directors’ fees are paid by Heritage Oaks Bank. The Chairman of the Board of Directors was paid a retainer of $2,500 per month and all other non-employee directors received a retainer of $1,250 per month during 2004. The chairman of each committee received $125 for each regular committee meeting attended during 2004. All other non-employee directors received $100 for each regular committee meeting attended during the year. The total amount of fees paid to directors as retainers and for attendance at Board and committee meetings during 2004 was $166,691.

The Directors also participate in the Company’s Stock Option Plan.

EXECUTIVE COMPENSATION
Summary Compensation Table

Set forth below is the summary compensation paid or accrued during 2002-2004 to Lawrence P. Ward, Margaret Torres, Gwen R. Pelfrey and Paul Tognazzini, the only executive officers of the Company or the Bank to receive total annual salary and bonus of more than $100,000 during 2004.

SUMMARY COMPENSATION TABLE
Annual Compensation	Long Term Compensation
(a) Name and Principal Position	(b) Year	(c) Salary ($) (1)	(d) Bonus Compensation ($) (2)	(e) Other Annual Compensation (3)	(f) Restricted Stock Options/SARs (#) (5)	(g) Securities Underlying ($)	(h) LTIP Payouts ($)	(i) All other Compensation ($) (6)
Lawrence P Ward President and Chief Executive Officer	2004 2003 2002	$226,250 $184,167 $173,279	$109,286 $102,500 $80,500	- - $183,820(4)	- - -	- - -	- - -	$106,236 $94,908 $66,652
Margaret Torres Executive Vice President and Chief Financial Officer	2004 2003 2002	$147,424 $124,095 $118,185	$42,000 $41,000 $28,000	$49,200 (7) $74,910 (7) -	- - -	- - -	- - -	$32,523 $36,153 $32,469
Gwen R Pelfrey Executive Vice President and Chief Administrative Officer	2004 2003 2002	$134,073 $112,256 $105,068	$38,122 $32,000 $26,000	- - -	- - -	- - -	- - -	$28,451 $31,117 $28,431
Paul Tognazzini Executive Vice President and Chief Lending Officer	2004 2003 2002	$114,847 $106,577 $101,278	$82.939 $35,790 $42,962	- - -	- - -	- - -	- - -	$37,033 $34,447 $31,310

(1)	Amounts shown include cash and non-cash compensation earned and received as well as amounts earned but deferred at the election of those officers under the 401(k) Plan.

(2)	Amount shown as bonus payments were earned in the year indicated but not paid until the first quarter of the next fiscal year.

(3)	No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer’s total annual salary and bonus.

(4)
Amounts shown under Other Annual Compensations for Mr. Ward reflect the difference between the exercise price and the fair market value of a stock option for 26,000 shares exercised by Mr. Ward in 2002.

(5)
The Company has a 1990 Stock Option Plan (the “1990 Plan”) and a 1997 Stock Option Plan (the “1997 Plan”) pursuant to which options are granted to directors and to key, full-time salaried officers and employees of the Company and its subsidiary. Options granted under either the 1990 Plan or the 1997 Plan were either incentive options or non-qualified stock options. Options granted under either the 1990 Plan or the 1997 Plan become exercisable in accordance with a vesting schedule established at the time of grant. Vesting may not extend beyond ten years from the date of grant. Options become fully exercisable upon the sale, merger or consolidation of the Company in which the Company is not a survivor notwithstanding the vesting provisions under either the 1990 Plan or the 1997 Plan. Options granted under the Plans are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends. All options granted in the years indicated below to the named executive officers were incentive stock options and have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. As of December 31, 2004 there were no shares remaining for grant in the 1990 Plan. In 1999, the Company amended the 1997 Plan to add 99,254 shares. This was approved by the Shareholders in the May 1999 Shareholder Meeting. At December 31, 2004, 39,166 shares remained available for grant under the 1997 Plan.

(6)
Amounts shown for Lawrence P. Ward in the 2004 figures includes $91,067 in salary continuation provision, $1,463 in term life insurance premiums, $10,843 in excess medical insurance premiums and $2,863 in 401(k) matching contributions; in the 2003 figures includes $77,001 in salary continuation provision, $1,463 in term life insurance premiums, $12,944 in excess medical insurance premiums and $3,500 in 401(k) matching contributions; and in 2002 represent $53,542 in salary continuation provision, $1,463 in term life insurance premiums, $8,897 excess medical insurance premiums and $2,750 in 401(k) matching contributions.

Amounts shown for Margaret A. Torres in 2004 includes $25,121 in salary continuation provision, $5,912 in excess medical insurance premiums and $1,490 in 401(k) matching contributions; in 2003 includes $29,224 in salary continuation provision, $5,626 in excess medical insurance premiums and $1,303 in 401(k) matching contributions; and in 2002 represent $26,206 in salary continuation provision, $5,081 in excess medical insurance premiums and $1,182 in 401(k) matching contributions.

Amounts shown for Gwen R. Pelfrey in 2004 includes $19,546 in salary continuation provision, $7,200 in excess medical insurance premiums and $1,705 in 401(k) matching contributions; in 2003 includes $21,271 in salary continuation provision, $7,200 in excess medical insurance premiums and $2,646 in 401(k) matching contributions; and in 2002 represent $20,289 in salary continuation provision, $5,400 in excess medical insurance premiums, $2,742 in 401(k) matching contributions.

Amounts shown for Paul Tognazinni in 2004 includes $25,833 in salary continuation provision, $7,200 in excess medical insurance premiums and $4,000 in 401(k) matching contributions; in 2003 includes $23,747 in salary continuation provision, $7,200 in excess medical insurance premiums and $3,500 in 401(k) matching contributions; and in 2002 represent $23,160 in salary continuation provision, $5,400 in excess medical insurance premiums and $2,750 in 401(k) matching contributions.

(7)
Amounts shown under Other Annual Compensations for Ms. Torres reflect the difference between the exercise price and the fair market value of a stock option for 3,000 shares exercised by Ms. Torres of $43,200 and $6,000 in Auto Allowance in 2004: and the difference between the exercise price and the fair market value of a stock option for 10,000 shares exercised by Ms. Torres of $69,010 and $5,900 in Auto Allowance in 2003.

Aggregated Option/SAR Grants in Last Fiscal Year

Name (a)	Number of securities underlying Options/SARs granted (#) (b)	Percent of Total Options/SARs Granted to Employees 2004 (c )	Exercise or Base Price ($/Sh)	Expiration Date
Lawrence P. Ward	20,000	38%	$17.85	02/20/2014
Margaret A. Torres	10,000	19%	$17.85	02/20/2014
Gwen R. Pelfrey	2,500	5%	$17.85	02/20/2014
Paul Tognazzini	2,500	5%	$17.85	02/20/2014

Option/SAR Grants, Exercises and Year-End Value Table

The following tables set forth certain information concerning stock option grants and unexercised options held by Lawrence P. Ward, Margaret Torres, Gwen R. Pelfrey and Paul Tognazzini under the 1997 Plan.

Aggregated Option/SAR Exercises in Last Fiscal Year, and Fiscal Year-End Option/SAR Value

The following tables set forth certain information concerning stock option grants and unexercised options held by Lawrence P. Ward, Margaret Torres, Gwen R. Pelfrey and Paul Tognazzini under the 1997 Plan.

Name	Shares acquired on exercise (#)	Value Realized ($) (1)	Number of securities underlying unexercised options/SARs at 12/31/04 (#) Exercisable/Unexercisable	Value of unexercised in-the-money options/SARs at 12/31/04 ($) (1) Exercisable/Unexercisable
(a)	(b)	(c )	(d)	(e)
Lawrence P. Ward	-0-	$0.00	79,640/21,000	$1,336,359/$79,800
Margaret A. Torres	3,000	$43,200	26,320/10,500	$379,008/$39,900
Gwen R. Pelfrey	-0-	$0.00	17,919/2,625	$300,680/$9,975
Paul Tognazzini	-0-	$0.00	17,919/2,625	$300,680/$9,975

(1)	The aggregate value has been determined based upon the average of the bid and asked prices for the Company's Common Stock at exercise or year-end, minus the respective exercise price per share.

Employment Contracts and Termination of Employment and Change in Control Arrangements

There are no employment contracts between the Company or the Bank and their executive officers except that Heritage Oaks Bank has an employment agreement with Lawrence P. Ward, its President and Chief Executive Officer. The agreement has a three-year term expiring on January 31, 2007, and renews annually unless a party gives written notice to the other within certain time periods. The agreement establishes a base salary in 2004 of $230,000 and provides for continuation of participation in the Bank’s bonus compensation, 401(k), and executive salary continuation plans. The agreement also provides for payment of life insurance policy premiums and the use of a bank leased automobile. If the agreement were terminated without cause, Mr. Ward would receive severance pay equal to one year’s annual base salary in effect at the date of termination plus one year of insurance payments. In the event of termination during or after a merger or change of control, Mr. Ward would be entitled to severance pay equal to two year’s base salary in effect at the date of termination, plus an additional amount sufficient to pay for insurance coverage for a period of one year from the termination, and the auto provided by the bank to Mr. Ward would be transferred into his name at the time of termination. In the event of a change of control where Mr. Ward is offered subsequent employment, Mr. Ward would be entitled to severance pay equal to two (2) years’ annual base salary if he is terminated or resigns for good reason. Events that are considered good reason include, but are not limited to, reduction in title, compensation, demotion, or expanded travel.

Recognizing the importance of building and retaining a competent executive management team, the Board of Directors purchased life insurance policies on the lives of certain key employees. The Bank is the sole owner and beneficiary of each policy. In order to define the specific death, disability and post-employment/retirement benefits to be provided, the Bank’s Board of Directors reviewed and adopted an integrated conditional non-qualified deferred compensation plan provided to the Bank by Clarke Consulting. The form of the plan provided has been endorsed by the California Bankers Association, the American Bankers Association, as well as numerous other state banking associations. Under the terms of the plan, differing death, disability and post-employment/retirement benefits are provided to each covered employee. Pursuant to the plan, agreements were entered into between the Bank and each of the key employees. By defining and increasing, over each employee’s term of employment, the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age, each employee has been given what the Board believes to be a reasonable incentive to remain with the Bank until retirement. While several provisions have been included which will serve to reduce the overall amounts payable, the agreements are expected to provide a maximum annual benefit payment of One Hundred and Fifty Thousand Dollars ($150,000) to Mr. Ward, forty-eight thousand Dollars ($48,000) to Ms. Pelfrey, Mr. Tognazzini and Ms. Torres. Although the annual benefit amount will typically be paid in equal monthly installments over a fifteen (15) year period, a lesser and defined lump sum payment may be required in the event the employee’s employment with the Bank is terminated without cause. In the event of the executive’s death, the Bank is obligated to pay any remaining amounts due under the agreement to the executive’s spouse or designated beneficiary over the remaining payout period (or in a lump sum, as the case may be). Other events which may also alter when payment of the annual benefit is to begin, and the amount to be paid, include: (i) disability, as defined in the agreement, in which case the employee will begin to receive the defined benefit at the earlier of the defined retirement age or when he is no longer entitled to receive disability benefits under his principal disability insurance policy; and (ii) constructive termination following a change in control, in which case the executive is entitled to all or a portion of the annual benefit depending upon length of service prior to termination. If, however, the executive’s employment is terminated for cause, the Bank is released from all payment obligations to the Executive.

Stock Performance Graph

The following graph presents the cumulative, total return for the Company's Common Stock compared with the S&P 500, a broad market index of the 500 largest stocks traded on the New York Stock Exchange, the Nasdaq Composite Index and the SNL Western Bank Index. The graph assumes the value of an investment in the Company's Common Stock, the S&P 500, the Nasdaq Composite Index and the SNL Western Bank Index each was $100 on December 31, 1999 and that all dividends were reinvested. The chart represents the average closing price for the month of December in each of the years presented. It should be noted that historical performance information is no guarantee of future performance.

	Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Heritage Oaks Bancorp	100.00	110.49	166.20	161.03	253.99	316.98
S&P500*	100.00	91.20	80.42	62.64	80.62	89.47
NASDAQ Composite	100.00	60.82	48.16	33.11	49.93	54.49
SNL Western Bank Index	100.00	132.40	115.78	126.67	171.59	195.00

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005. Used with permission. All rights reserved, crsp.com.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and ten percent or more stockholders of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Company’s equity securities. Officers, directors and ten percent or more stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filings requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Company’s equity securities appear to have been met.

Transactions with Management and Others

Except as set forth in the next paragraph and set forth below under “Indebtedness of Management” there have been no transactions, or series of similar transactions, during 2004, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank were or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director (or nominee for director) of the Company or the Bank, executive officer of the Company or the Bank, any shareholder owning of record or beneficially 5% or more of the Company's Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Heritage Oaks Bank leases its main Santa Maria office from a group of three individuals and the Fugate Family Limited Partnership. Each of such lessors has a 25% ownership interest in the building. Mark C. Fugate, who is a director of the Company and Heritage Oaks Bank, has approximately a one-third interest in the Fugate Family Limited Partnership. Heritage Oaks Bank paid total rent of $187,896 in 2004 for the office building. The lease extends until 2012 with a rental of $16,344 per month for 2005 and is subject to yearly consumer price index increases.

Indebtedness of Management

The Company, through the Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Company's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling stockholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2004 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Company and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, the regulations of the Federal Deposit Insurance Corporation and the California Financial Code.

PROPOSAL NO. 2
APPROVAL OF 2005 EQUITY BASED COMPENSATION PLAN

The Company is asking stockholders to approve the Company’s 2005 Equity Based Compensation Plan (the “2005 Plan”). The principal purpose of the 2005 Plan is to promote the success of the Company by providing an additional means to attract, motivate, retain and reward key employees and directors of the Company and its subsidiaries with stock options and other equity based incentives for high levels of individual performance and improved financial performance of the Company. The Board of Directors has found equity awards to be an effective means of compensating employees under past stock option award plans, and therefore recommends adoption of the 2005 Plan.

Recent corporate scandals involving the perceived abuse of stock options as compensation and changes in the way in which options must be accounted for caused the Company to reevaluate its overall compensation practices. The Company’s goal in this review was to find a way to better align its compensation practices with stockholder interests. The Board determined that the 2005 Plan was a good step toward accomplishing its goal because it provides the Company with a number of different incentive alternatives that can include performance based vesting criteria. The availability of stock options and other equity awards combined with the ability to condition vesting of those awards on performance based criteria can provide the Company flexibility not currently found in the 1997 Stock Option Plan. This flexibility will help the Company craft compensation practices that better align management’s interests with those of the stockholders. In adopting this Plan, the Board intends mainly to grant restricted stock awards with performance based vesting criteria.

The Board also considered a number of other issues in adopting the 2005 Plan. The 1997 Stock Option Plan commenced in July 11, 1997 and will expire in 2007. There are relatively few available options for granting in the existing plan. A significant portion of the total options authorized in the 1997 Stock Option Plan are vested and, therefore, are already included in the Company’s diluted share count and earnings per share calculations. Accordingly, the Company expects additional dilution from unvested shares in the 1997 Stock Option Plan will be minimal. The shares of Company stock subject to the 2005 Plan are limited to ten percent (10%) of the number of shares issued and outstanding measured on the annual anniversary date of the 2005 Plan to minimize future dilution. Finally, stock based compensation has become a critical component in attracting and retaining quality top management and to effectively compete for the top business developers and lenders in the Company’s markets. The Company intends to use the 2005 Plan primarily to motivate senior management and senior producers that can effectively influence stockholders’ value.

The 2005 Plan was approved by the Board as of March 25, 2005, subject to stockholder approval. Upon approval by stockholders, no further grants will be made from the 1997 Stock Option Plan. In the event stockholder approval of the 2005 Plan is not obtained, the Company will continue to grant awards pursuant to the 1997 Stock Option Plan, subject to applicable law and the 2005 Plan will be terminated.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE 2005 PLAN.

Description of the 2005 Plan.

The material features of the 2005 Plan are described below. However, this summary is subject to, and qualified in its entirety by, the full text of the 2005 Plan, a copy of which is attached hereto as Appendix “C.”

The material aspects of the 2005 Plan are as follows:

•	the 2005 Plan authorizes the granting of:

Incentive Stock Options;
Non-Qualified Stock Options;
Stock Appreciation Rights (“SARs”);

Restricted Stock Awards;
Restricted Stock Units; and
Performance Share Cash Only Awards

•	vesting restrictions on awards may be time based and/or performance based;

•	participation in the 2005 Plan is limited to officers at the level of Vice President or above and other officers who provide substantial services to the Company as well as the Company’s directors;

•
the 2005 Plan will provide for a maximum of ten percent (10%) of the Company’s issued and outstanding shares of common stock as of March 25, 2005 [3,907,600 shares], and adjusted on each anniversary thereafter to be ten percent (10%) of the then issued and outstanding number of shares, that may be delivered for Awards subject to adjustment as set forth therein; and

•	the maximum number of Incentive Stock Options that may be issued under the Plan is 390,760.

Administration and Eligibility

The Compensation Committee (the “Committee”) will administer the Plan and is comprised of Lacey, Campbell, Simas, Bryant and Dewar, each of whom is an independent director under the Nasdaq Marketplace Rules. The Committee has not granted any awards (“Awards”) pursuant to the 2005 Plan and will not grant any awards until after stockholder approval of the 2005 Plan. Except for any amendment requiring stockholder approval under applicable law or the Nasdaq Marketplace Rules, the Board of Directors may amend, suspend or discontinue the 2005 Plan in its discretion. Termination of the 2005 Plan will not affect any Awards then outstanding.

Officers at the level of Vice President or above and other officers who provide substantial services to the Company are eligible to participate as well as our directors. All participants may receive all types of Awards under the Plan, except that Incentive Stock Options (“ISOs”) may only be granted to employees. The Committee determines which participants will receive awards and the terms of the awards.

As of March 25, 2005, approximately 22 officers would have been eligible for selection to participate in the 2005 Plan, and 10 non-employee directors would have been eligible to participate in the 2005 Plan.

Maximum Shares

The maximum number of shares subject to the Plan is 10% of the Company’s issued and outstanding common stock as measured each March 25 during the term of the Plan. As of March 25, 2005, there were 3,907,600 shares of Company Common Stock issued and outstanding. Therefore, the initial number of shares which may be subject to Awards under the Plan is 390,760. The maximum number of shares that may be granted as Incentive Stock Options is 390,760.

Terms of Awards

The Committee will determine the vesting and, where applicable, the expiration date of Awards, but Awards that provide for the right to acquire stock may not remain outstanding more than 10 years after the grant date, and any ISO Award granted to any eligible employee owning more than 10% of the Company's stock must be granted at 110% of the Fair Market Value of the stock. Unless the Committee determines otherwise, Awards do not vest or become exercisable until six months after the date of grant.

Awards may generally be exercised only by the person to whom they were granted, and, unless otherwise permitted by the Company, cannot be sold, pledged, assigned or otherwise transferred, except to the Company, or according to the grantee's will or the laws of descent and distribution.
Kinds of Awards

Stock Options.

The Committee may grant stock options, either ISOs or Nonqualified Stock Options (“NSOs”), to plan participants. ISOs are subject to certain limitations not applicable to NSOs. The exercise price of all stock options may not be less than the fair market value of the Company’s common stock on the date of grant. The aggregate fair market value (determined at the date of grant) of the stock subject to all ISOs held by an optionee that vest in any single calendar year cannot exceed $100,000.

The Committee may also grant dividend equivalent awards (an amount equal to the amount of cash dividends or other cash consideration paid on a share of Common Stock) after the effective date of a stock option Award.

Stock Appreciation Rights.

The Committee may grant SARs, either in tandem with stock options or freestanding. Upon exercise, the holder receives a specified amount in cash, the Company’s common stock or a combination of the two. Each SAR entitles the holder to receive the excess of the fair market value of a share of our common stock on the exercise date over the fair market value of such share on the date the SAR was awarded, subject to any maximum determined by the Committee. If SARs are granted in tandem with options, they may be exercised only during the time and to the extent that the related options may be exercised, and the number of options held by the optionee is decreased by the number of SARs exercised by the optionee.

No Repricing.

The Committee may not reduce the exercise price of any option or SAR granted under the 2005 Plan.

Restricted Stock.

The Committee may grant one or more Restricted Stock Awards to plan participants. The Committee shall determine the consideration to be paid, if any, and the period over which the restrictions shall lapse. However, the restrictions may not lapse with respect to any Restricted Stock Award over a period of less than six months. Unless otherwise provided in the applicable award agreement, an employee receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though not vested, provided that such rights shall terminate immediately as to any Restricted Stock which cease to be eligible for vesting.

The Committee may grant to any plan participant non-voting, deferred rights to receive shares of our common stock ("restricted units") or other deferred awards which may be payable in shares of common stock and/or in Cash Only Awards.

Cash Only Awards.

The Committee may grant Cash Only Awards of performance shares, SARs or restricted units. Performance share Cash Only Awards establish criteria determined by the Committee which, if achieved, result in the Company's issuing to the recipient an amount in cash equal to the fair market value of the number of Shares specified in the Award agreement, subject to any maximum determined by the Committee.

Performance Based Vesting.

Any award may include financial criteria or other performance measures that must be met in order for the award to vest and become exercisable. The financial criteria include those outlined in Section 1.2(cc) of the 2005 Plan attached as Appendix C. The Committee may provide for full or partial credit for the satisfaction of criteria before the end of the period of time specified or the attainment of the specified goal, in the event of the employee's death, retirement or disability or under such circumstances as the Committee may determine.

Termination of Employment, Death or Disability.

The Committee will determine the effect of the termination of employment on Awards, depending on the nature of the termination, including changing the exercise period or the number of shares for which an Award is vested or exercisable at the time of termination or thereafter.

Adjustments and Extraordinary Events

In the event of an extraordinary corporate transaction, such as a stock split or a stock dividend, the Committee may proportionately adjust the 2005 Plan and outstanding Awards as to the number or kind of shares to which they relate, the price payable upon the exercise of Awards or the applicable performance standards or criteria.

Upon the giving of notice of a Change in Control Event in which the Company is not the surviving company, as defined in the 2005 Plan, then all outstanding options and SARs become exercisable, all Restricted Stock and restricted unit award restrictions lapse and all Cash Only Awards of performance shares become immediately payable, unless the Committee determines otherwise, in which event the Committee will make provision for continuation and, if required, assumption of the 2005 Plan and outstanding Awards or for the substitution of new Awards therefor.

In the event of a tender offer or exchange offer for the Company's common stock other than by the Company which results in the acquisition of stock by the person or entity making the offer, the Committee may permit the surrender of unexercised options and any rights in tandem therewith and receive an amount determined pursuant to Section 2.7 of the 2005 Plan.

The Plan also provides for the issuance of substitute awards in the event the Company acquires another entity and the terms of the acquisition require issuance of substitute awards for existing equity compensation of the acquired company.

Federal Income Tax Consequences

The following is a general discussion of the federal income tax consequences of the various Awards available under the Plan. The discussion is general in nature only, and is not intended as specific income tax advice for which the Company and participants will rely on their respective tax advisors.

Stock Options. Grants of NSOs and ISOs do not create taxable income at the time of the grant, provided they are granted at the then fair market value of the underlying stock. Optionees will realize ordinary income at the time of exercise of a NSO equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Optionees will not realize income at the time of exercise of an ISO. If the shares of stock acquired in the exercise of an ISO are retained for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the stock will be taxed as a long-term capital gain. An optionee who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the date of disposition up to the difference between the exercise price and fair market value of the stock on the date of exercise. A non-employee director who receives a NSO will recognize ordinary income on the option exercise date equal to the difference between the exercise price and the fair market value of the stock on the exercise or vesting date. To the extent ordinary income is recognized by the optionee, the Company may deduct a like amount as compensation.

Stock Appreciation Rights. Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If a plan participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the participant at the time the cash is received. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price will be taxed as ordinary income to the participant at the time the stock is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of SARs, the Company will be entitled to a deduction equal to the amount of ordinary income the plan participant is required to recognize as a result of the exercise.

Restricted Stock Awards / Cash Only Performance Awards. No income will be recognized at the time of grant of a Restricted Stock Award, stock unit or cash only performance award if such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to an award, the then fair market value of the stock or cash received will constitute ordinary income to the plan participant. Subject to applicable provisions of the Internal Revenue Code, a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the participant.

Section 162(m) Limits. Generally, Section 162(m) of the Internal Revenue Code and the regulations thereunder would render non-deductible to the Company certain compensation to certain executive officers that exceeds $1,000,000 in any year, unless the compensation is exempt. Notwithstanding the foregoing discussion, the rules contain an exemption for performance-based compensation plans that includes the requirement, among other things, that the material terms of the plan be approved by stockholders. Although the Company believes that options and SARs granted under the 2005 Plan should be exempt under the proposed rules, and consequently deductible to the Company as discussed above, Restricted Stock, restricted units and performance share Cash Only Awards may not be exempt if the aggregate compensation of the executive officer would exceed such limit. In the event of a further change in the applicable law or rules, the continued deductibility of options and SARs cannot be assured.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Vavrinek, Trine, Day & Co. LLP (“Vavrinek”) served the Company as independent public accountants for the 2004 fiscal year. Vavrinek has no interest, financial or otherwise, in the Company. The services rendered by Vavrinek during the 2004 fiscal year were audit services, consultation in connection with various accounting matters, preparation of corporation income tax returns and merger related services. The Board of Directors of the Company approved each professional service rendered by Vavrinek during the 2004 fiscal year. Representatives of Vavrinek are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and respond to appropriate questions.

The Audit Committee of the Company has selected Vavrinek to serve as the independent public accountants for the 2005 fiscal year and recommend that the stockholders vote "FOR" approval to ratify the selection of Vavrinek as the Company's independent public accountants for the 2005 fiscal year.

Fees Paid to the Independent Auditors.

During the fiscal years ended December 31, 2004 and 2003, fees paid to the Company’s independent auditor, Vavrinek, consisted of the following:

Audit Fees. Aggregate audit fees billed to the Company by Vavrinek during the 2003 and 2004 fiscal year for review of annual financial statements and those financial statements included in quarterly reports on Form 10-QSB totaled $85,840 and $74,540, respectively.

Audit-Related Fees. There were no audit-related fees billed to the Company by Vavrinek during the 2003 or 2004 fiscal year.

Tax Fees. The aggregate fees billed to the Company by Vavrinek during the 2003 or 2004 fiscal year for tax compliance, tax advice, or tax planning totaled $14,000 and $10,910, respectively. Such fees related to Vavrinek’s preparation of the Company’s Federal and State tax returns and calculation of related estimated tax payments.

All Other Fees. Aggregate other fees billed to the Company by Vavrinek during the 2004 fiscal year including Hacienda Bank merger related services totaled $4,950.

For the fiscal year 2004 the Audit committee considered and deemed the services provided by Vavrinek compatible with maintaining the principle accountant’s independence. The Charter for the Audit Committee of the Board contains policies and procedures for pre-approval of audit and non-audit services from the Company’s independent public accountant.

Less than half the total hours expended on Vavrinek’s engagement to audit our financial statements for the 2004 fiscal year were attributed to work performed by persons other than Vavrinek’s full-time permanent employees.

ANNUAL REPORT

The Annual Report of the Company containing audited financial statements for the fiscal year ended December 31, 2004 is included in this mailing to stockholders.

FORM 10-KSB

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO GWEN R. PELFREY, SECRETARY, HERITAGE OAKS BANCORP, 545 12TH STREET, PASO ROBLES, CALIFORNIA, 93446 OR ON THE COMPANY’S WEBSITE, WWW.HERITAGEOAKSBANCORP.COM.

SHAREHOLDER'S PROPOSALS

Next year’s Annual Meeting of Stockholders will be held on May 25, 2006. The deadline for stockholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2006 Annual Meeting of Stockholders is December 22, 2005 All proposals should be submitted by Certified Mail-Return Receipt Requested, to Gwen R. Pelfrey, Secretary, Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.

OTHER MATTERS

The Board of Directors knows of no other matters that will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the discretion of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.

HERITAGE OAKS BANCORP
Paso Robles, California
April 19, 2005
By: Gwen R. Pelfrey
Secretary

APPENDIX “A”

Report of the Audit Committee

The Audit Committee (“Committee”) of the Board of Directors is composed of seven independent directors. The members are: Director Campbell (Chairman), Bryant, Simas, Miller, Lacey, Dewar and O’Hare. The Committee held nine meetings during 2004.

The Committee oversees the financial reporting process for Heritage Oaks Bancorp (the “Company”) on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the annual financial statements to be included in the Annual Report and Form 10-KSB.

In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principals used in the reports. These discussions include the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management discussions made in developing the financial statements. In addition, the Committee has discussed with the independent auditors their independence from Heritage Oaks Bancorp and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1.

The Committee has also met and discussed with management and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by Heritage Oaks Bancorp, and the selection of Heritage Oaks Bancorp’s independent auditors.

Pursuant to the review and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Reports on Form 10-KSB for the fiscal year ended December 31, 2004.

Signed and adopted by the Audit Committee this 4th day of March, 2005.

/s/ Donald Campbell
Committee Chairman

/s/ Dr. B.R. Bryant
Director/Committee Member

/s/ Alexander Simas
Director/Committee Member

/s/ Merle Miller
Director/Committee Member

/s/ Dee Lacey
Director/Committee Member

/s/ Kenneth Dewar
Director/Committee Member

/s/ Daniel J O’Hare
Director/Committee Member

The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

APPENDIX “B”

REPORT OF THE COMPENSATION COMMITTEE
HERITAGE OAKS BANCORP AND HERITAGE OAKS BANK

The goals of the executive compensation program of Heritage Oaks Bancorp are to attract and retain high caliber executives, provide compensation in a cost efficient manner and encourage executive ownership of Heritage Oaks Bancorp shares and to motivate our executives to maximize returns to our shareholders, each year and over the long term.

The philosophy of our Compensation Committee is to provide a total reward program that supports the achievement of Heritage Oaks vision, goals and objectives and provides compensation that is competitive in relation to other financial institutions and that will attract and retain the best and the brightest.

Compensation for Heritage Oaks executive officers includes the following components:

•	Salary- The principle objective of the salary program is to maintain salaries that are targeted at the 75th or higher percentile of the market for comparable positions in similarly sized banks.

•
Benefits- The principle objectives of the benefits program are to provide attractive benefits to retain key executives and provide financial planning opportunities to facilitate tax and estate planning.

•
Annual incentives- Annual incentives are designed to reward executives for overall bank performance and provide total cash compensation that is targeted at the 75th or higher percentile of the market when warranted by performance.

•
Long-term incentives- The principle objective of the long-term stock-based incentive is to align the financial interests of the executives with those of the shareholders, provide incentive for executive ownership of Heritage Oaks common stock, support the achievement of long-term financial objectives, and provide for long-term incentive reward and capital accumulation opportunities.

CEO and Executive Compensation

The Compensation Committee establishes annual executive compensation for the CEO and other executive officers based on their performance, considering research on similar positions at other comparable size banks and using independent consultants and industry publications. Each executive receives a monthly base salary, and is eligible to receive an annual cash bonus. Bank performance measures are established each year based on the bank’s profit and growth objectives. The extent to which these objectives are achieved determines the annual cash bonus and any long-term incentives. In evaluating the CEO’s annual salary, the Committee considers objective and subjective factors, including the following, the banks performance; comparative executive compensation of peers, current economic conditions, and an evaluation survey completed by all bank directors and the goals the CEO set for him for the year.

Also in setting the Chief Executive Officer’s (the CEO) base salary and in determining his performance bonus for fiscal 2004, the Compensation Committee considered Heritage Oaks’s sustained revenue and profit growth. The Bank continues to perform in the upper quartile of the industry peer group and the CEO significantly contributed to this success. The stock option grant made to the CEO was made at the fair market value. All adjustments were made in accordance with the guidelines and philosophy established by Compensation Committee.

It is the opinion of the Committee that the compensation policies align with Heritage Oaks corporate objectives and the interests of our shareholders with competitive compensation practices in an equitable manner.

Signed and adopted by the Compensation Committee on March 24, 2005

/s/ Dee Lacey
Committee Chairperson

/s/ Dr. B.R. Bryant
Director/Committee Member

/s/ Donald Campbell
Director/Committee Member

/s/ Alexander Simas
Director/Committee Member

/s/ Merle Miller
Director/Committee Member

/s/ Kenneth Dewar
Director/Committee Member

APPENDIX “C”

HERITAGE OAKS BANCORP
2005 EQUITY BASED COMPENSATION PLAN

The Board of Directors has adopted this 2005 Equity Based Compensation Plan (the “Plan”) to provide for the maximum flexibility in equity based compensation. At the time of adoption of this Plan, the Board intends mainly to grant restricted stock awards with performance based vesting criteria under the Plan. However, the Board understands that its own compensation practices, and industry compensation practices, may change from time to time requiring the flexibility provided for in this Plan.

I. THE PLAN

1.1. Purpose. The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, and directors of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company.

1.2. Definitions

(a) "Award" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Share Unit, Performance Share Award, Dividend Equivalent, or any combination thereof (including, but not limited to restricted units or other deferred Awards), whether alternative or cumulative, authorized by and granted under this Plan.

(b) "Award Agreement" shall mean a written agreement signed by the Participant setting forth the terms and conditions of an Award granted to the Participant as determined by the Committee.

(c) "Award Date" shall mean the date upon which the Committee adopts a resolution granting an Award or such later date as the Committee designates as the Award Date at the time the Committee adopts a resolution granting the Award.

(d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

(e) "Beneficiary" shall mean the person, persons, trust or trusts entitled, by will or the laws of descent and distribution or pursuant to a valid designation of a beneficiary on a form acceptable to the Committee, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

(f) "Board" shall mean the Board of Directors of the Company.

(g) "Cash Only Award" shall mean Stock Appreciation Rights, Performance Share Awards or Restricted Share Units which are paid in cash.

(h) "Change in Control" means a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control shall be deemed to have occurred if:

(i)	there is a transfer, voluntarily or by hostile takeover, by proxy contest (or similar action), operation of law, or otherwise, of Control of the Company;

(ii)
any person is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereof), directly or indirectly, of securities of any Subsidiary (except for the Company) or securities of the Company representing 25% or more of the respective voting power of any Subsidiary or the Company’s then outstanding securities;

(iii)
the individuals who were members of the Board immediately prior to a meeting of the stockholders of the Company, which meeting involves a contest for the election of directors, do not constitute a majority of the Board following such meeting or election;

(iv)
a merger or consolidation of the Company (in which the Company is not the surviving entity and in which the stockholders of the Company immediately prior to such merger or consolidation do not own a majority of the outstanding voting stock of such merged or consolidated entity immediately after such merger or consolidation), or sale of all or substantially all of the assets of any Subsidiary or the Company; or

(v)
there is a change, during any period of two consecutive years, of a majority of the Board as constituted as of the beginning of such period, unless the election of each director who is not a director at the beginning of such period was approved by a vote of at least two-thirds of the directors then in office who were directors at the beginning of such period.

(i) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(j) "Commission" shall mean the Securities and Exchange Commission.

(k) "Committee" shall mean the Compensation Committee of the Board, or other Committee, regardless of name, that acts on matters of compensation for eligible employees, which Committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom shall be a Disinterested and Outside director.

(l) "Common Stock" shall mean the common stock of the Company, no par value per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

(m) "Company" shall mean Heritage Oaks Bancorp, and its Subsidiaries.

(n) "Control” means the possession, direct or indirect, by any person or “group” (as defined in Section 13(d) of the Exchange Act) of the power to direct or cause the direction of the management policies of the Company or any Subsidiary, whether through ownership of voting securities, by contract or otherwise, and in any case means the ability to determine the election of a majority of the directors of the Company or any Subsidiary.

(o) "Director Stock Option" means a Nonqualified Stock Option granted to a Non-Employee Director pursuant to Section 2.1 of this Plan.

(p) "Disinterested and Outside" shall mean a "Non-Employee Director" within the meaning of the Securities and Exchange Commission Rule 16b-3, and "outside" within the meaning of Section 162(m) of the Code.

(q) "Dividend Equivalent" shall mean an amount equal to the amount of cash dividends or other cash distributions paid (or such portion of such dividend or other distribution as may be designated by the Committee) with respect to each Share after the date of an Award of a Dividend Equivalent.

(r) "DRO" shall mean a valid domestic relations order under applicable state law, acceptable to the Company.

(s) "Eligible Employee" shall mean an officer at a level of vice president or the equivalent (whether or not a director) of the Company, any other officer of the Company who performs substantial services for the Company, selected to participate in the Plan by the Committee, as determined by the Committee in its discretion.

(t) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

(u) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

(v) “Executive Officer” shall mean an executive officer as defined in Rule 3b-7 under the Exchange Act, provided that, if the Board has designated the executive officers of the Company for purposes of reporting under the Exchange Act, the designation by the Board shall be conclusive for purposes of this Plan.

(w) "Fair Market Value" shall mean, as of a specified date with respect to Common Stock:

(i)  If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market) on the date at which Fair Market Value is to be determined, then the Fair Market Value per share will be the closing price on such exchange on such date, or if there were no reported sales on such date, then the average of the highest bid and lowest asked price, or, if there is no bid and asked price on such date, then the Fair Market Value shall be the closing price on the next preceding day for which there is a reported sale or the next preceding day for which there is a bid and asked price, whichever most recently occurred; or

(ii)  If the Common Stock is traded on the OTC Bulletin Board, the Fair Market Value per share shall be the average of the highest bid and lowest asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Fair Market Value per Share shall be the fair market value thereof as determined by the Committee, in its sole and absolute discretion.

(x) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section. Any Option granted hereunder that is intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof initially or upon amendment shall not be nullified because of such failure and shall be deemed a Nonqualified Stock Option.

(y) "Nonqualified Stock Option" shall mean an Option that is designated as a nonqualified stock option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

(z) "Non-Employee Director" shall mean a member of the Board who is not an officer or employee of the Company, including, but not limited to, a member of the Board who qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3.

(aa) "Option" shall mean an option to purchase Shares under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

(bb) "Participant" shall mean an Eligible Employee or Non-Employee Director who has been granted an Award under this Plan.

(cc) “Performance Criteria” means the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, as determined by the Committee in its sole discretion at the Award Date, including but not limited to: return on average common stockholders’ equity; return on average equity; total shareholder return; stock price appreciation; efficiency ratio (other expense as a percentage of other income plus net interest income); net operating expense (other income less other expense); earnings per diluted share of Common Stock; per share earnings before transaction-related expense; per share earnings after deducting transaction-related expense; return on average assets; ratio of nonperforming to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; regulatory compliance metrics; and customer service metrics. Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time. Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any Performance Criteria may include or exclude extraordinary items such as extraordinary, unusual and/or non-recurring items of gain or loss, gains or losses on the disposition of a business, changes in tax or accounting regulations or laws, or the effects of a merger or acquisition. Performance Criteria generally shall be established by the Committee and shall be derived from the Company’s audited financial statements, including footnotes, the Management’s Discussion and Analysis section of the Company’s annual report, or any other measure of performance desired by the Committee. The Committee may not in any event increase the amount of compensation payable to a covered employee, as defined in Section 162(m) of the Code, upon the satisfaction of any Performance Criteria.

(dd) "Performance Share Award" shall mean a Cash Only Award in the form of performance shares made pursuant to the provisions, and subject to the terms and conditions, of Article V of the Plan.

(ee) "Personal Representative" shall mean the person or persons who, upon the Total Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

(ff) "Plan" shall mean this 2005 Equity Based Compensation Plan.

(gg) "Restricted Stock" shall mean Shares awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting and transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

(hh) “Restricted Share Unit” shall mean an Award payable in cash or Shares and represented by a bookkeeping credit where the amount represented by the bookkeeping credit for each Restricted Share Unit equals the Fair Market Value of a Share on the Award Date and which amount shall be subsequently increased or decreased to reflect the Fair Market Value of a Share on any date from the Award Date up to the date the Restricted Share Unit is settled in cash or Shares.

(ii) "Retirement" shall mean retirement from active service as an employee or officer of the Company on or after attaining age 65.

(jj) "Rule 16b-3" shall mean Rule 16b-3, as amended from time to time, as promulgated by the Commission pursuant to the Exchange Act.

(kk) "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

(ll) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

(mm) "Shares" shall mean shares of Common Stock of the Company.

(nn) "Stock Appreciation Right" shall mean a right to receive a number of Shares or an amount of cash, or a combination of Shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Shares, that is authorized under this Plan.

(oo) "Subsidiary" shall mean any company or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

(pp) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

1.3. Administration and Authorization; Power and Procedure.

(a) Committee. This Plan shall be administered by, and all Awards to Eligible Employees shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

(b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

(i) To determine, from among those persons eligible, the particular Eligible Employees and Non-Employee Directors who will receive any Awards;

(ii) To grant Awards to Eligible Employees and Non-Employee Directors, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest (including establishing Performance Criteria for vesting of Awards, regardless of the form of the Award), or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

(iii) To approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

(iv) To construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(v) To cancel, modify, or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding Awards held by Participants, subject to any required consent under Section 6.6;

(vi) To accelerate or extend the exercisability or vesting or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Section 1.7; and

(vii) To make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

(c) Binding Determinations. Any action taken by, or inaction of, the Company, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Company, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

(d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

(f) Notices; Signature; Delivery. Whenever a signature, notice or delivery of a document is required or appropriate under the Plan or pursuant to an Award Agreement, signature, notice or delivery may be accomplished by paper or written format, or to the extent authorized by the Committee, subject to Section 6.4, by electronic means. In the event the Committee authorizes electronic means for the signature, notice or delivery of a document hereunder, the electronic record or confirmation of that signature, notice or delivery maintained by or on behalf of the Committee shall for purposes of this Plan and any applicable Award Agreement be treated as if it was a written signature or notice and was delivered in the manner provided herein for a written document.

1.4. Participation. Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees or Non-Employee Directors. An Eligible Employee or Non-Employee Director who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall be eligible to receive all Awards other than Incentive Stock Options under this Plan.

1.5. Shares Available for Awards. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be Shares of the Company's authorized but unissued Common Stock. The Shares may be issued (subject to Section 6.4) for any lawful consideration.

(a) Number of Shares. The maximum number of Shares of Common Stock that may be delivered pursuant to Awards granted under this Plan shall not exceed ten percent (10%) of the Company’s issued and outstanding Shares of Common Stock on March 25, 2005, adjusted annually on the anniversary thereof as set forth below, subject to the reissue of Awards pursuant to Sections 1.5(d), 6.13(b), and the adjustments contemplated by Section 6.2. For every Share of Restricted Stock issued under this Plan, the maximum number of Shares that may be delivered pursuant to Awards hereunder shall be reduced by 1 Share. Each March 25 during the term of this Plan the maximum number of Shares subject to this Plan shall be adjusted to be ten percent (10%) of the then issued and outstanding Shares of Common Stock. The maximum number of Shares of Common Stock subject to Incentive Stock Options that may be granted pursuant to this Plan is 390,760.

(b) Reservation of Shares. Common Stock subject to outstanding Awards (other than Cash Only Awards) shall be reserved for issuance. If a Stock Appreciation Right is exercised and paid in Shares, the number of Shares to which such exercise relates under the applicable Award shall be charged against the maximum amount of Shares that may be delivered pursuant to Awards under this Plan and, if applicable, such Award. If the Company withholds Shares pursuant to Section 2.2(b) or 6.5, the number of Shares that would have been deliverable with respect to an Award shall be reduced by the number of Shares withheld, and such Shares shall not be available for additional Awards under this Plan.

(c) Cash Only Award Limit. Awards payable solely in cash under the Plan and Awards payable either in cash or Shares that are actually paid in cash shall constitute and be referred to as "Cash Only Awards". The number of Cash Only Awards shall be determined by reference to the number of Shares by which the Award is measured.

(d) Reissue of Awards. Subject to any restrictions under Rule 16b-3, the Shares which are subject to any unexercised, unvested or undistributed portion of any expired, canceled, terminated or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award, shall again be available for Award under subsection (a) or (c) above, as applicable, provided the Participant has not received dividends or Dividend Equivalents during the period in which the Participant's ownership was not vested. Shares that are issued pursuant to Awards and subsequently reacquired by the Company pursuant to the terms and conditions of the Awards also shall be available for reissuance under the Plan. Nothing in this paragraph shall be interpreted to allow Shares which are in the possession of the Company pursuant to either Section 2.2(b) or 6.5 to be available for reissuance under the Plan. Only Shares which were originally awarded as Restricted Stock (including restricted units which are payable in Shares) or Director Stock Options may be reissued as Restricted Stock (including restricted units which are payable in Shares) or Director Stock Options.

(e) Interpretive Issues. Additional rules for determining the number of Shares or Cash Only Awards authorized under the Plan may be adopted by the Committee as it deems necessary or appropriate; provided that such rules are consistent with Rule 16b-3.

1.6. Grant of Awards. Subject to the express provisions of this Plan, the Committee shall determine the type of Award, the number of Shares subject to each Award, and the price (if any) to be paid for the Shares or the Award and, in the case of Performance Share Awards or, in its discretion, any other Awards, in addition to matters addressed in Section 1.3(b), the specific Performance Criteria, that further define the terms of the Performance Share Award or other Award. Subject to the provisions of Section 1.3(f), no Award shall be enforceable until the Award Agreement or an acknowledgement of receipt has been signed by the Participant and on behalf of the Company by an Executive Officer (other than the recipient) or his or her delegate. By executing the Award Agreement or an acknowledgement of receipt, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board of Directors or their delegates. Unless the Award Agreement otherwise expressly provides, there shall be no third party beneficiaries of the obligations of the Company to the Participant under the Award Agreement.

1.7. Award Period. Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, in the case of Options or other rights to acquire Shares, not later than ten (10) years after the Award Date.

1.8. Limitations on Exercise and Vesting of Awards.

(a) Provisions for Exercise. Except as may otherwise be provided in an Award Agreement or herein, no Award shall be exercisable or shall vest until at least six months after the initial Award Date. Once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award, unless the Committee otherwise provides.

(b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b).

(c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.9. No Transferability.

(a) Awards may be exercised only by the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Total Disability and the Participant is incapacitated, the Participant's Personal Representative, if any, or if there is none, (to the extent permitted by applicable law and Rule 16b-3) a third party pursuant to such conditions and procedures as the Committee may establish. Other than upon death or pursuant to a DRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Award shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Company), and any such attempted action shall be void. The Company shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or Shares in accordance with the provisions of this Plan. Notwithstanding the foregoing, the Committee, in its discretion, may adopt rules permitting the transfer, solely as gifts during the grantee's lifetime, of Awards (other than Incentive Stock Options) to members of a grantee's immediate family or to trusts, family partnerships or similar entities for the benefit of such immediate family members. For this purpose, immediate family member means the grantee's spouse, parent, child, stepchild, grandchild and the spouses of such family members. The terms of an Award Agreement shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the grantee

(b) The restrictions on exercise and transfer above shall not be deemed to prohibit the authorization by the Committee of "cashless exercise" procedures with unaffiliated third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable legal restrictions and Rule 16b-3, nor, to the extent permitted by the Committee, transfers for estate and financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule 16b-3, nor, in the case of Participants who are not Section 16 Persons, transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement or other writing expressly permit.

1.10. Deferred Payments. The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or Shares that may become due or of cash otherwise payable under this Plan, and provide for accreted benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants. Any such deferral of payment shall comply in all respects with the requirements of Code Section 409A, including with respect to the timing of election and timing of distribution, so as to avoid the imposition of any tax in addition to ordinary income tax or capital gains tax, as applicable.

1.11. Special Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of Awards listed in Section 1.2(a) may be granted as awards that satisfy the requirements for “performance-based compensation” within the meaning of Code Section 162(m) (“Performance-Based Awards”), the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Criteria relative to preestablished targeted levels for the Company on a consolidated basis. Notwithstanding anything contained in this Section 1.11 to the contrary, any Option or Stock Appreciation Right shall be subject only to the requirements of (a) below and Section 1.5 above in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 1.11 (with such Awards hereinafter referred to as a “Qualifying Option” or a “Qualifying Stock Appreciation Right,” respectively). With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 1.11 shall be designated as a Performance-Based Award at the time of grant. Nothing in this Plan shall limit the ability of the Committee to grant Options or Stock Appreciation Rights with an exercise price or a base price greater than Fair Market Value on the Date of Grant or to make the vesting of the Options or Stock Appreciation Rights subject to Performance Goals or other business objectives.

(a) Eligible Class. The eligible class of persons for Awards under this Section 1.11 shall be all Eligible Employees and Non-Employee Directors.

(b) Performance Goals. The performance goals for any Awards under this Section 1.11 (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Criteria. The specific performance target(s) with respect to Performance Criteria must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and while the performance relating to the Performance Criteria remains substantially uncertain.

(c) Committee Certification. Before any Performance-Based Award under this Section 1.11 (other than Qualifying Options and Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing (by resolution or otherwise) that the applicable Performance Criteria and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Criteria in the event of a Change in Control as provided in Section 6.2(b).

(d) Terms and Conditions of Awards; Committee Discretion to Reduce Performance Awards. The Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with and subject to the terms of this Plan and Code Section 162(m), on the payment of individual Performance-Based Awards under this Section 1.11. To the extent set forth in an Award Agreement, the Committee may reserve the right to reduce the amount payable in accordance with any standards or on any other basis (including the Committee’s discretion), as the Committee may determine.

(e) Adjustments for Material Changes. In the event of (i) a change in corporate capitalization, a corporate transaction or a complete or partial corporate liquidation, or (ii) any extraordinary gain or loss or other event that is treated for accounting purposes as an extraordinary item under generally accepted accounting principles, or (iii) any material change in accounting policies or practices affecting the Company and/or the Performance Criteria or targets, then, to the extent any of the foregoing events (or a material effect thereof) was not anticipated at the time the targets were set, the Committee may make adjustments to the Performance Criteria and/or targets, applied as of the date of the event, and based solely on objective criteria, so as to neutralize, in the Committee’s judgment, the effect of the event on the applicable Performance-Based Award.

(f) Interpretation. Except as specifically provided in this Section 1.11, the provisions of this Section 1.11 shall be interpreted and administered by the Committee in a manner consistent with the requirements for exemption of Performance-Based Awards granted to Executive Officers as “performance-based compensation” under Code Section 162(m) and the regulations thereunder.

(g) Individual Limits.

(i) Share-Based Awards. The maximum number of Shares that are issuable under the Plan pursuant to Options, Stock Appreciation Rights payable in Shares, Restricted Stock or Stock Units payable in Shares that are granted as Performance-Based Awards during any calendar year to any Participant shall not exceed the maximum number of shares available for grant under this Plan, subject to adjustment as provided in Section 6.2(a); provided, that the maximum number of Shares that may be granted as Restricted Stock Awards during any calendar year to any Participant under the Plan (including as Performance-Based Awards) shall not exceed the maximum number of shares available for grant under the Plan, subject to adjustment as provided in Section 6.2(a). Awards that are canceled during the year shall be counted against this limit.

(ii) Restricted Share Awards. The maximum number of Restricted Share Units payable in cash only or Stock Appreciation Rights payable in cash only that may be granted during any calendar year to any Participant as Performance-Based Awards shall not exceed the maximum number of shares available for grant under the Plan, subject to adjustment as provided in Section 6.2(a). Awards that are canceled due to expiration or forfeiture during the year shall be counted against this limit.

II. OPTIONS

2.1. Grants. One or more Options may be granted under this Article to any Eligible Employee or Non-Employee Director, subject to the provisions of Section 1.5. Each Option granted may be either an Option intended to be an Incentive Stock Option or an Option not so intended, and such intent shall be indicated in the applicable Award Agreement. However, Non-Employee Directors shall only be eligible to receive Director Stock Options, which shall be Non-Qualified Options.

2.2. Option Price.

(a) Pricing Limits. Subject to Sections 2.4, the purchase price per Share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

(b) Payment Provisions. The purchase price of any Shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Company; (iii) by notice and third party payment in such manner as may be authorized by the Committee; (iv) by the delivery of Shares already owned by the Participant which have been held for at least six months, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such Shares; or (v) if authorized by the Committee or specified in the applicable Award Agreement, by reduction in the number of Shares otherwise deliverable upon exercise by that number of Shares which have a then Fair Market Value equal to such purchase price. Previously owned Shares used to satisfy the exercise price of an Option under clause (iv) shall be valued at their Fair Market Value on the date of exercise.

2.3. Limitations on Grant and Terms of Incentive Stock Options.

(a) $100,000 Limit. To the extent that the aggregate "fair market value" of Common Stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the Common Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares of Common Stock are to be treated as Shares acquired pursuant to the exercise of an Incentive Stock Option. To the extent permitted under applicable regulations, as a method of causing an Option intended to be an Incentive Stock Option to meet the requirements thereof which fails to do so by reason of the $100,000 limit, the Committee shall have the discretion to amend the terms of such Option to delay the exercisability of the Option provided such amendment is made in the same calendar year of grant.

(b) Option Period. Subject to Section 2.4, each Option and all rights thereunder shall expire no later than ten years after the Award Date.

(c) Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

2.4. Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) Shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option with respect to the Common Stock covered by the Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5. No Option Repricing. Subject to Section 6.2 and Section 6.6 and the specific limitations on Awards granted in this Plan, the Committee may not reduce the exercise price of any Option or Stock Appreciation Right granted pursuant to the Plan following the date of the Award or accept the surrender of outstanding Options or Stock Appreciation Rights as consideration for the grant of a new Award with a lower per-share exercise price.

2.6. Dividend Equivalents. The Committee may, at the time of granting an Option, grant Dividend Equivalents attributable to Shares subject to the Option. Dividend Equivalents shall be paid in cash only to the extent the Option is unexercised as of the dividend record date, as specified in the Award Agreement, as follows: the Dividend Equivalent per Share shall be multiplied by the number of Shares subject to Option and an amount equal to the product so derived shall be paid in cash to the Participant on the dividend payment date. The Committee may, in the Award Agreement, specify that Dividend Equivalents shall be paid only for a specified time period or only as to that portion of the Option that has vested.

2.7. Surrender of Stock Options. The Committee, in its sole discretion, shall have the authority under the circumstances set forth herein to agree mutually with a Participant to grant such Participant the right, on such terms and conditions as the Committee may prescribe, to surrender such Participant's Options to the Company for cancellation and to receive upon such surrender a cash payment equal to the Spread applicable to such surrendered Options. Such right shall be made available only in the event of an Offer (as defined in the following paragraph).

The term "Offer" as used in this Section means any tender offer or exchange offer for Shares, other than one made by the Company, provided that the company, person or other entity making the Offer acquires Shares pursuant to such Offer.

The term "Offer Price per Share" as used in this Section means the highest price per Share paid on any Offer which is in effect at any time during the period beginning on the sixtieth day prior to the date on which the Option is surrendered pursuant to this Section and ending on such date of surrender. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (a) the valuation placed on such securities or property by any other company, person or entity making the Offer or (b) the valuation placed on such securities or property by the Committee.

The term "Spread" as used in this Section means with respect to any surrendered Option and associated right, if any, an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share or the highest market price per Share of the Company's Common Stock during the period beginning on the sixtieth day prior to the date on which the Stock Option is surrendered pursuant to this Section and ending on such date of surrender over (B) the purchase price per Share at which the surrendered Option is then exercisable, by (ii) the number of Shares subject to such Option with respect to which it has not theretofore been exercised.

2.8 Exercise of Option Granted in Tandem with Stock Appreciation Right.

(a) Exercisability. An Option related to another Stock Appreciation Right shall be exercisable at such time or times, and to the extent, as set forth in the Award Agreement.

(b) Effect on Available Shares. In the event that an Option related to another Stock Appreciation Right is exercised, the number of Shares subject to the Award shall be charged against the number of Shares subject to the Option and the related Stock Appreciation Right of the Participant.

III. STOCK APPRECIATION RIGHTS

3.1. Grants. In its discretion, the Committee may grant to any Eligible Employee or Non-Employee Director Stock Appreciation Rights either concurrently with the grant of another Option Award or in respect of an outstanding Option Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

3.2. Exercise of Stock Appreciation Rights.

(a) Exercisability. A Stock Appreciation Right related to another Option Award shall be exercisable at such time or times, and to the extent, that the related Option Award shall be exercisable.

(b) Effect on Available Shares. In the event that a Stock Appreciation Right related to another Option Award is exercised, the number of Shares subject to the Award shall be charged against the number of Shares subject to the Stock Appreciation Right and the related Option Award of the Participant.

(c) Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement, but, unless the Committee determines otherwise, in no event earlier than six months after the Award Date.

3.3. Payment.

(a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment of an amount determined by multiplying:

(i) The difference obtained by subtracting the exercise price per Share under the related Award (if applicable) or the initial Share value specified in the Award from the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right, by

(ii) The number of Shares with respect to which the Stock Appreciation Right shall have been exercised. Notwithstanding the above, the Committee may place a maximum limitation on the amount payable upon exercise of a Stock Appreciation Right. Such limitation, however, must be determined as of the date of the grant and noted on the instrument evidencing the Stock Appreciation Right granted hereunder.

(b) Form of Payment. Unless otherwise provided in the Award Agreement granting a Stock Appreciation Right, the form of payment shall be solely in Shares. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such Shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or Shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash shall be subject to any applicable limitations under Rule 16b-3.

IV. RESTRICTED STOCK AWARDS

4.1. Restricted Stock. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee or Non-Employee Director. Each Restricted Stock Award Agreement shall specify the number of Shares to be issued, the date of such issuance, the consideration for such Shares (but not less than the minimum lawful consideration, the value of which equals the par value of the Shares or such greater or lesser value as the Committee, consistent with Section 6.4, may require) to be paid, if any, by the Participant and the restrictions imposed on such Shares, including but not limited to, any Performance Criteria and the conditions of release or lapse of such restrictions. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("restricted shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Company or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.8. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

4.2. Restrictions.

(a) Pre-Vesting Restraints. Except as provided in Section 1.9 and 4.1, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered either voluntarily or involuntarily, until such shares have vested.

(b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting.

(c) Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

(d) Lapse of Restrictions. In no case shall restrictions lapse within the six months following the grant of an Award of Restricted Stock.

4.3. Return to the Company. Unless the Committee otherwise expressly provides, shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vest that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Company in such manner and on such terms as the Committee shall therein provide.

4.4 Restricted Share Units. The Committee may, in its discretion, grant to any Eligible Employee or Non-Employee Director a Restricted Share Unit Award which will be payable in Shares of Common Stock (a "Share Award") and/or in Cash Only Awards on such terms as the Committee may determine in its sole discretion (including but not limited to Performance Criteria), but subject to the vesting restrictions contained in Section 4.2(d) in the case of restricted units which will be payable in Shares, and subject to the requirements of Code Section 409A where applicable. Such Awards may be made as additional compensation for services or may be in lieu of other compensation which the Eligible Employee is entitled to receive from the Company. All such Share Awards and Cash Only Awards shall constitute Awards for all purposes of the Plan, and shall be subject to the limits on Awards which are payable in Shares and in cash which are contained in the Plan. Restricted Share Units shall not entitle a Participant to voting or other rights with respect to Shares, provided, however, that the Committee may also grant Dividend Equivalents in connection with any Restricted Share Unit Award which is made under the Plan on such terms as the Committee may determine in its sole discretion.

V. PERFORMANCE SHARE CASH ONLY AWARDS

5.1. Grants of Performance Share Cash Only Awards. The Committee may, in its discretion, grant Cash Only Awards in the form of Performance Share Awards to any Eligible Employee or Non-Employee Director based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the Award. An Award Agreement shall specify the maximum number of Shares (if any) subject to the Performance Share Award, the duration of the Award and the conditions upon which payment of the Award to the Participant shall be based, and the terms thereof shall comply with the requirements of Code Section 409A where applicable. The cash amount that may be deliverable pursuant to such Award shall be based upon the fair market value of the number of Shares of Common Stock specified in the Award, subject to any maximum determined by the Committee, and the degree of attainment of any Performance Criteria over a specified period (a "performance cycle") as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control or in such other circumstances as the Committee, consistent with Section 6.10(c)(ii), if applicable, may determine.

VI. OTHER PROVISIONS

6.1. Rights of Eligible Employees, Participants and Beneficiaries.

(a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

(b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

(c) Plan Not Funded. Awards payable under this Plan shall be payable in Shares or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Shares of Common Stock except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

6.2. Adjustments; Accelerations.

(a) Adjustments. If the outstanding Shares of Common Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Company, or if additional shares or new or different securities are distributed with respect to the outstanding Shares of Common Stock, through a reorganization or merger in which the Company is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, without consideration, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Company as an entirety which in the judgment of the Committee materially affects the Common Stock, then (1) the number of Shares available for Awards, and any limit on the number of Shares that may be subject to Awards to an Eligible Employee in a calendar year, as set forth in Section 1.5(a), shall be adjusted proportionately, and (2) the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable, proportionately adjust any or all terms of outstanding Awards including, but not limited to, (A) the number and kind of shares of Common Stock or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, (B) the consideration payable with respect to Awards granted prior to any such change and the prices, if any, paid in connection with Restricted Stock Awards, or (C) the performance standards appropriate to any outstanding Awards. In the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to any Stock Appreciation Rights based upon the adjustments made to the Options to which they are related. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as is available to stockholders generally.

(b) Effect of Change in Control. As soon as possible after the Board of Directors has approved a Change in Control described in Section 1.2(h)(A) or (C), the Board shall send notice (the “Notice”) to each Participant thereof. Notice shall be deemed given on the date it is personally delivered to the Participant, or on the third business day after it is mailed, with first-class postage prepaid, to the Participant’s last known address.

Except as otherwise determined by the Committee at the time of grant of an Award and specified in the applicable Award Agreement, unless the continuing or survivor corporation, or the purchaser of assets of the Company (the “successor”) agrees to assume the obligations of the Company with respect to all outstanding Awards or to substitute such Awards with equivalent awards with respect to the common stock of the successor, notwithstanding any language to the contrary in this Plan or an Award Agreement, upon the giving of Notice (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) each Restricted Stock Award (including restricted units) shall immediately vest free of restrictions, and (iii) all Performance Criteria with respect to any Award (including each Performance Share Award) shall be deemed achieved at target levels and all other terms and conditions met, and such Award shall become immediately payable to the Participant. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

No Awards may be made after the Board of Directors has approved a Change in Control, unless the Change in Control is cancelled or terminated before becoming effective, in which event the Plan shall not terminate, and Awards not exercised while the Change in Control was pending shall resume the status they had prior to the announcement of the Change in Control and delivery of the Notice.

The provisions of this subsection (b) shall not apply if the Company is the surviving entity in any such Change in Control.

(c) Possible Early Termination of Awards. If any Option or other right to acquire Shares or cash under this Plan has not been exercised prior to a Change of Control event described in Section 1.2(h)(B) or (E) approved by the Board and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

6.3. Effect of Termination of Employment. The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination, e.g., retirement, early retirement, termination for cause, disability or death. Notwithstanding any terms to the contrary in an Award Agreement or this Plan, the Committee may decide in its complete discretion to extend the exercise period of an Award (although not beyond the period described in Section 2.3(b)) and to accelerate vesting with respect to some or all of the number of Shares covered by the Award with respect to which the Award is not then exercisable or vested.

6.4. Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of Shares and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. The administration of the Plan and all determinations and discretionary actions by the Committee shall comply with all applicable federal and state laws, rules and regulations (including, but not limited to, the Sarbanes-Oxley Act of 2002) and, to the extent applicable, with the Nasdaq Marketplace Rules and other applicable listing standards.

6.5. Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, or the Committee may require (either at the time of the Award or thereafter), pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of Shares to be delivered by the appropriate number of Shares valued at their then Fair Market Value, to satisfy the minimum withholding obligation. The Committee may require a Participant to pay or make arrangements for payment of any applicable tax withholding as a condition to the exercise of an Award and as a condition to the delivery of any Shares or payment of any amount with respect to the exercise of an Award, and shall not be obligated to deliver any Shares or make any payment with respect to exercise of an Award until the Committee is satisfied that the Participant has done so.

6.6. Plan Amendment, Termination and Suspension

(a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan. Any suspension will not affect the expiration of the Plan set forth in Section 6.9.

(b) Shareholder Approval. If any amendment would materially increase the aggregate number of Shares or other securities that may be issued under this Plan or materially modify the requirements as to eligibility for participation in this Plan or would otherwise require shareholder approval to comply with any applicable federal or state law or applicable exchange listing standard (including listing standards of the NYSE and or Nasdaq), then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under the Code or any other applicable law or listing standard, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

(c) Amendments to Awards. Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards that the Committee in the prior exercise of its discretion has imposed, without the consent of the Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant his or her rights and benefits under an Award.

(d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6. Notwithstanding the foregoing, the Committee shall have the right to amend any Award without the consent of the Participant and notwithstanding any adverse effect to the rights or benefits of the Participant if the Committee determines that such amendment is necessary to avoid adverse accounting consequences to the Company not anticipated at the time of the granting of the Award.

6.7. Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

6.8. Effective Date of the Plan. This Plan shall be effective as of March 25, 2005 the date of Board approval, subject to shareholder approval within 12 months thereafter effected by the affirmative vote of the holders of a majority of the Common Stock of the Company represented at a stockholders meeting at which a quorum is present. If shareholder approval for this Plan is not obtained prior to March 25, 2006, this Plan shall have no force or effect. No Award granted under the Plan shall become exercisable until the Plan such shareholder approval and all Awards granted under the Plan prior to such shareholder approval shall be conditioned on and subject to such shareholder approval.

6.9. Term of the Plan. The Plan shall continue in effect for a term of 10 years from the effective date stated in Section 6.8, unless sooner terminated by the Board. No Award shall be granted under the Plan after the expiration of its term. The Board may suspend or terminate the Plan at any time except with respect to Options and Shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding Options, any right of the Company to repurchase Shares or the forfeitability of Shares issued under the Plan.

6.10. Governing Law; Construction; Severability.

(a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant California law.

(b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c) Plan Construction.

       (i) It is the intent of the Company that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

       (ii) It is the further intent of the Company that Options or Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant, that are granted to or held by a Section 16 Person, shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

6.11. Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

6.12. Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority, except as provided in Sections 6.13.

6.13. Relation to 1997 Stock Option Plan. Notwithstanding any other provisions to the contrary in this Plan, no new awards of Shares will be granted under the Company’s 1997 Stock Option Plan after the Plan is approved by the stockholders.

6.14. Substitute Awards. Notwithstanding any other provisions of this 2005 Plan to the contrary, where the outstanding shares of another corporation are changed into or exchanged for shares of Common Stock of the Company in a merger, consolidation, reorganization or similar transaction, then, subject to the approval of the Board, Awards may be granted in exchange for unexercised, unexpired similar equity based awards of the other corporation, and the exercise price of the Shares subject to any Option or Stock Appreciation Rights Award so granted may be fixed at a price less than one hundred percent of the Fair Market Value of the Common Stock at the time such Award is granted if said exercise price or grant price has been determined to be not less than the exercise price or grant price set forth in the stock option or stock appreciation right of the other corporation, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock of the Company. The number of shares of the awards of the other corporation shall also be adjusted in accordance with the exchange ratio so that any substituted Award shall reflect such adjustment.

ANNUAL MEETING OF SHAREHOLDERS OF

HERITAGE OAKS BANCORP

May 26, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

↓    Please detach along perforated line and mail in the envelope provided.   ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. TO ELECT THE FOLLOWING ELEVEN (11) PERSONS TO THE BOARD OF DIRECTORS OF HERITAGE OAKS BANCORP TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:

	NOMINEES:	2. APPROVAL OF 2005 EQUITY BASED COMPENSATION PLAN TO APPROVE THE COMPANY’S 2005 EQUITY BASED COMPENSATION PLAN.	For ☐	Against ☐	Abstain ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)
O Dr. B. R. Bryant
O Donald H. Campbell
O Kenneth L. Dewar
O Mark C. Fugate
O Dolores T. Lacey
O Merle F. Miller
O Michael J. Morris
O Daniel J. O’Hare
O Alexander F. Simas
O Ole K. Viborg
O Lawrence P. Ward

		3. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS TO RATIFY THE APPOINTMENT OF VAVRINEK, TRINE, DAY & CO. AS THE COMPANY’S INDEPENDENT ACCOUNTANT FOR THE 2005 FISCAL YEAR.	☐	☐	☐

In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the meeting. This Proxy is solicited on behalf of the Board of Directors and, when properly executed, will be voted as instructed herein. If no instructions are given, this proxy will be voted FOR Proposals 1, 2 and 3. Discretionary authority to cumulate votes is granted hereby.

*NOTE* Such other business as may properly come before the meeting or any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●		The undersigned hereby acknowledges receipt of the Notice of Meeting, Proxy Statement, and Annual Report that accompanies this proxy and ratifies all lawful actions taken by the above named proxies.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.
☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HERITAGE OAKS BANCORP
REVOCABLE PROXY FOR ANNUAL MEETING OF
SHAREHOLDERS, MAY 26, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder (s) of Heritage Oaks Bancorp (the “Company”) hereby appoints, constitutes and nominates Donald H. Campbell, Michael J. Morris and Merle F. Miller, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 545 12th Street, Paso Robles, California on Thursday, May 26, 2005 at 7:00 pm local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows: The Board of Directors unanimously recommends a vote FOR Proposals 1, 2 and 3.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

HERITAGE OAKS BANCORP

May 26, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
-or-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

↓    Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.   ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. TO ELECT THE FOLLOWING ELEVEN (11) PERSONS TO THE BOARD OF DIRECTORS OF HERITAGE OAKS BANCORP TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:

	NOMINEES:	2. APPROVAL OF 2005 EQUITY BASED COMPENSATION PLAN TO APPROVE THE COMPANY’S 2005 EQUITY BASED COMPENSATION PLAN.	For ☐	Against ☐	Abstain ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)
O Dr. B. R. Bryant
O Donald H. Campbell
O Kenneth L. Dewar
O Mark C. Fugate
O Dolores T. Lacey
O Merle F. Miller
O Michael J. Morris
O Daniel J. O’Hare
O Alexander F. Simas
O Ole K. Viborg
O Lawrence P. Ward

		3. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS TO RATIFY THE APPOINTMENT OF VAVRINEK, TRINE, DAY & CO. AS THE COMPANY’S INDEPENDENT ACCOUNTANT FOR THE 2005 FISCAL YEAR.	☐	☐	☐

In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the meeting. This Proxy is solicited on behalf of the Board of Directors and, when properly executed, will be voted as instructed herein. If no instructions are given, this proxy will be voted FOR Proposals 1, 2 and 3. Discretionary authority to cumulate votes is granted hereby.

*NOTE* Such other business as may properly come before the meeting or any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●		The undersigned hereby acknowledges receipt of the Notice of Meeting, Proxy Statement, and Annual Report that accompanies this proxy and ratifies all lawful actions taken by the above named proxies.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.
☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.